                       NATIONWIDE VARIABLE INSURANCE TRUST
                            NVIT Enhanced Income Fund

                         Supplement Dated June 29, 2007
                       to the Prospectus dated May 1, 2007

Morley Capital Management, Inc. ("Morley"), an indirect subsidiary of Nationwide
Corporation ("Nationwide"),  is the subadviser to the NVIT Enhanced Income Fund, a series of Nationwide Variable Insurance Trust (the "Trust"). On June 22, 2007,
Nationwide and Principal Financial Services,  Inc.  ("Principal") entered into a definitive agreement under which Principal will acquire all of the capital stock of Morley (the  "Transaction").  The Transaction is expected to close during the third quarter of 2007.

Upon the  closing of the  Transaction,  a change in control of Morley will occur that  will  cause  Morley's  current  subadvisory  agreement  with the  Trust to terminate.  At a meeting of the Board of  Trustees of the Trust held on June 13,
2007,  the  Board  approved,  subject  to  the  receipt  of  certain  additional information,  a new subadvisory  agreement with  newly-unaffiliated  Morley,  in reliance  upon the Manager of Managers  exemptive  order the Trust has  obtained from the SEC. The new subadvisory agreement with newly-unaffiliated  Morley will take  effect  immediately  upon the closing of the  Transaction  and will ensure continued  provision  of  subadvisory  services  by Morley to the NVIT  Enhanced
Income Fund. The portfolio  managers of the NVIT Enhanced  Income Fund currently are expected to remain the same after the closing of the Transaction.

PS-NCFX-1 6-07                PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE